UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2024

NI Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Dakota	001-37973	81-2683619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 First Avenue North Fargo, North Dakota
(Address of principal executive offices)

58102
(Zip code)

(701) 298-4200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NODK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on August 13, 2024, Michael J. Alexander’s employment as President and Chief Executive Officer of NI Holdings, Inc. (the “Company”) was terminated without cause. On September 16, 2024, the Company entered into a Separation Agreement with Mr. Alexander memorializing the terms of his departure from the Company (the “Separation Agreement”). The Separation Agreement provides that, in consideration for Mr. Alexander’s comprehensive release of claims against the Company and its affiliates and his post-employment covenants set forth in the Separation Agreement, Mr. Alexander will be entitled to receive a severance payment of $3,826,583.01, equal to three years of his current annual base salary and average annual bonus over the last three years. The Company also agreed to continue paying premiums for Mr. Alexander’s participation in the Company’s group medical plans for a period of 18 months from August 13, 2024. The Company will also pay to Mr. Alexander an amount equal to $65,493.07, to cover the after-tax cost of health coverage for an additional period of 18 months. These payments are being made to comply with the terms of Mr. Alexander’s employment agreement. Mr. Alexander may revoke the Separation Agreement for a period of seven days after September 16, 2024, the date he executed the Separation Agreement. The Separation Agreement does not become effective or enforceable until the seven-day revocation period has ended. The foregoing summary of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, a copy of which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Separation Agreement, dated September 16, 2024, between NI Holdings, Inc. and Michael J. Alexander.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NI Holdings, Inc.

Date: September 19, 2024	By:	/s/ Seth C. Daggett
Seth C. Daggett
Chief Financial Officer